SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 24, 2004

NOBEL LEARNING COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10031	22-2465204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 West Chester Pike West Chester, PA	19382
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 947-2000

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.

On January 20, 2004, the Company and certain of its subsidiaries entered into a senior secured credit facility with Harris Trust and Savings Bank. Copies of the agreements with respect to this senior secured credit facility are attached hereto as Exhibits 10.1 through 10.4.

Also on January 20, 2004, the Company and certain of its subsidiaries entered into a senior subordinated loan with Mollusk Holdings, L.L.C. and Blesbok LLC. Copies of the agreements with respect to this senior subordinated loan are attached hereto as Exhibits 10.5 through 10.7.

On February 24, 2004, the Company issued a press release announcing completion of the foregoing transactions. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7(c). Exhibits.

Exhibit 10.1	Credit Agreement, dated as of February 20, 2004 among the Company, certain of its subsidiaries as Guarantors, and Harris Trust and Savings Bank as administrative agent.

Exhibit 10.2	Revolving Note, dated as of February 20, 2004 in the principal amount of $8,000,000, payable to the order of Harris Trust and Savings Bank.

Exhibit 10.3	Term Note, dated as of February 20, 2004 in the principal amount of $15,000,000, payable to the order of Harris Trust and Savings Bank.

Exhibit 10.4	Security Agreement, dated as of February 20, 2004 among the Company, certain of its subsidiaries and Harris Trust and Savings Bank as administrative agent.

Exhibit 10.5	Senior Subordinated Note Agreement, dated as of February 20, 2004 among the Company, certain of its subsidiaries as Guarantors, Mollusk Holdings, L.L.C. and Blesbok LLC.

Exhibit 10.6	Senior Subordinated Note, dated as of January 20, 2004 in the principal amount of $5,000,000, payable to the order of Blesbok LLC.

Exhibit 10.7	Senior Subordinated Note, dated as of January 20, 2004 in the principal amount of $5,000,000, payable to the order of Mollusk Holdings, L.L.C.

Exhibit 99.1	Press Release issued on February 24, 2004 announcing completion of the Company’s senior secured credit facility and senior subordinated loan.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBEL LEARNING COMMUNITIES, INC.

Date: February 24, 2004	By:	/s/ George H. Bernstein
George H. Bernstein
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
Exhibit 10.1	Credit Agreement, dated as of February 20, 2004 among the Company, certain of its subsidiaries as Guarantors, and Harris Trust and Savings Bank as administrative agent.

Exhibit 10.2	Revolving Note, dated as of February 20, 2004 in the principal amount of $8,000,000, payable to the order of Harris Trust and Savings Bank.

Exhibit 10.3	Term Note, dated as of February 20, 2004 in the principal amount of $15,000,000, payable to the order of Harris Trust and Savings Bank.

Exhibit 10.4	Security Agreement, dated as of February 20, 2004 among the Company, certain of its subsidiaries and Harris Trust and Savings Bank as administrative agent.

Exhibit 10.5	Senior Subordinated Note Agreement, dated as of February 20, 2004 among the Company, certain of its subsidiaries as Guarantors, Mollusk Holdings, L.L.C. and Blesbok LLC.

Exhibit 10.6	Senior Subordinated Note, dated as of January 20, 2004 in the principal amount of $5,000,000, payable to the order of Blesbok LLC.

Exhibit 10.7	Senior Subordinated Note, dated as of January 20, 2004 in the principal amount of $5,000,000, payable to the order of Mollusk Holdings, L.L.C.

Exhibit 99.1	Press Release issued on February 24, 2004 announcing completion of the Company’s senior secured credit facility and senior subordinated loan.